UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 14, 2026

Six Flags Entertainment Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42157	93-4097909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8701 Red Oak Blvd.

Charlotte, North Carolina 28217

(Address of Principal Executive Offices, including Zip Code)

(704) 414-4700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Issuance of Senior Notes due 2032

On January 14, 2026, Six Flags Entertainment Corporation (the “Company,” “we,” “us” or “Six Flags”), Canada’s Wonderland Company (“Cedar Canada”) and Millennium Operations LLC (“Millennium Operations” and, together with Cedar Canada, the “Subsidiary Co-Issuers” and, together with Six Flags and Cedar Canada, the “Co-Issuers”) closed its previously announced private offering (the “Offering”) of $1,000,000,000 aggregate principal amount of 8.625% senior notes due 2032 (the “Notes”) in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

The proceeds from the Offering, together with cash on hand, will be used to fund the full redemption (the “Redemptions”) of the Company’s 5.375% Senior Notes due April 15, 2027 and 5.500% Senior Notes due April 15, 2027 (collectively, the “2027 Notes”) and to pay accrued and unpaid interest on the 2027 Notes to, but not including, February 6, 2026 (the “Redemption Date”). The Redemptions are being made pursuant to previously issued notices of conditional full redemption to holders of the applicable 2027 Notes to redeem the respective 2027 Notes in full.

This Current Report on Form 8-K does not constitute a notice of redemption of the 2027 Notes. Information concerning the terms and conditions of the Redemptions are described in the notices of conditional full redemption distributed to holders of the applicable 2027 Notes by the respective trustees under the indentures governing the 2027 Notes.

The Notes were issued pursuant to an indenture, dated as of January 14, 2026 (the “Indenture”), by and among the Co-Issuers, the Guarantors (as defined below) and U.S. Bank Trust Company, National Association, as trustee.

Interest and Maturity

The Notes will accrue interest at a rate of 8.625% per annum, payable in cash semi-annually, in arrears, on January 15 and July 15 of each year, beginning on July 15, 2026. The Notes will mature on January 15, 2032.

Guarantees and Ranking

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by each of the Company’s direct and indirect wholly owned restricted subsidiaries (other than the Subsidiary Co-Issuers) that are obligors under the Company’s existing credit agreement (the “Guarantors”). The Notes and the guarantees (i) rank equally in right of payment with all existing and future senior debt of the Co-Issuers and Guarantors (including outstanding obligations under the Company’s existing credit agreement and the Company’s existing notes), (ii) are effectively junior to all existing and future secured debt of the Co-Issuers and the Guarantors (including outstanding obligations under the Company’s existing credit agreement and the Company’s 6.625% senior secured notes due May 1, 2032), to the extent of the value of the collateral securing such debt, (iii) rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Notes and (iv) are structurally junior to all debt and other liabilities of the Company’s subsidiaries (other than the Subsidiary Co-Issuers) that are not Guarantors.

Redemption

The Co-Issuers may redeem some or all of the Notes on or after July 15, 2028 at the redemption prices set forth in the Indenture plus accrued and unpaid interest, if any, to, but not including, the date of redemption. Prior to July 15, 2028, the Co-Issuers may redeem up to 40% of the Notes with a cash amount equal to the proceeds of certain sales of their equity securities at 108.625% of the principal amount, plus accrued and unpaid interest to, but not including, the date of redemption, if at least 50% of the aggregate principal amount of Notes issued under the Indenture remains outstanding after such redemption and the redemption occurs within 180 days after the date of the closing of such equity offering. Upon the occurrence of certain change of control events, the Co-Issuers must offer to repurchase the Notes at 101% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase.

Restrictive Covenants

The Indenture contains restrictive covenants that limit the ability of the Company and the Company’s restricted subsidiaries to, among other things: incur or guarantee additional debt or issue preferred stock; create or incur certain liens; sell assets; consolidate, merge or transfer all or substantially all of the company’s assets; pay any dividends and make any distributions on, repurchase or redeem the Company’s capital stock or repurchase or redeem any subordinated debt; make certain investments; create restrictions on the Company’s subsidiaries’ ability to make distributions or other payments to the Company; enter into certain types of transactions with affiliates and create unrestricted subsidiaries. These covenants are subject to important exceptions and qualifications set forth in the Indenture. Certain of these covenants will be suspended if the Notes are assigned an investment grade rating from any two of Fitch Ratings, Inc., Standard & Poor’s Rating Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing.

The foregoing summary of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and form of Notes, which are attached as Exhibits 4.1 and 4.2 to this Current Report and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

4.1	Indenture, dated as of January 14, 2026, by and among Six Flags Entertainment Corporation, Canada’s Wonderland Company, Millennium Operations LLC, each of the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.

4.2	Form of 8.625% Senior Note due 2032 (included as Exhibit A to Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Chief Financial Officer

Date: January 14, 2026

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